UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule14a-12

Lionsgate Studios Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LIONSGATE STUDIOS CORP. 2026 Annual General and Special Meeting Vote by September 14, 2026 11:59 PM ET LIONSGATE STUDIOS CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA T01870-P55342 You invested in LIONSGATE STUDIOS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 15, 2026. Get informed before you vote View the Notice and Proxy Statement and 2026 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 1, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 15, 2026 10:00 a.m., local time Company’s head office in Canada Dentons Canada LLP 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8 Canada *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors 1a. Gordon Crawford For 1b. Jon Feltheimer For 1c. Emily Fine For 1d. Michael T. Fries For 1e. John D. Harkey For 1f. Susan McCaw For 1g. Steven Mnuchin For 1h. Yvette Ostolaza For 1i. Mark H. Rachesky For 1j. Richard Rosenblatt For 1k. Harry E. Sloan For 2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2027 at a remuneration to be determined by the directors. See the For section entitled “Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm” in the Notice and Proxy Statement. 3. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company’s Named Executive Officers. See the section entitled “Proposal 3: Advisory Vote to Approve For Executive Compensation” in the Notice and Proxy Statement. 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation: To pass a non-binding advisory resolution to approve the frequency of future advisory resolutions to approve the compensation of the Company’s 1 Year Named Executive Officers. See the section entitled “Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation” in the Notice and Proxy Statement NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T01871-P55342